UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 6, 2006

LAIDLAW INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400, Naperville, Illinois		60563
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 848-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On April 6, 2006, we issued a press release entitled "Laidlaw International Reports Second Quarter Fiscal 2006 Results" which, among other things, set forth disclosure regarding our results of operations for the second quarter ended February 28, 2006, updated the progress of its share repurchase program and announced the company had declared a dividend of $0.15 per share to the owners of the company's common stock on the record date of May 3, 2006, which is payable on May 26, 2006. A copy of this press release is furnished as part of this current report on Form 8-K as exhibit 99.1 and is incorporated herein in its entirity by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit number 99.1 - Press Release dated April 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

April 6, 2006	By:	Douglas A. Carty

Name: Douglas A. Carty
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 6, 2006